SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                   FORM 8-K/A

                                CURRENT REPORT

   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


     Date of Report (Date of earliest event reported): April 4, 2001


                         DENCOR ENERGY COST CONTROLS, INC.
                (Exact name of registrant as specified in charter)


           COLORADO                     0-9255         84-0658020
(State or other jurisdiction      (Commission File   (IRS Employer
of incorporation or organization)      Number)      Identification No.)



                            1450 WEST EVANS
                         DENVER, COLORADO  80223
            (Address of principal executive offices) (Zip Code)

    Registrant's telephone number, including area code: (303) 922-1888


Item 4.

         Dencor Energy Cost Controls, Inc. d/b/a Reliable Power Systems dismissed its certified public accountant of Gelfond Hochstadt Pangburn, P.C ("Gelfond") on April 4, 2001. On April 5, 2001, Gelfond sent a letter to confirm that the client-auditor relationship between itself and Dencor Energy Cost Controls, Inc. d/b/a Reliable Power Systems ceased. The reason for the dismissal was that Reliable Power Systems, Inc. acquired a controlling interest in Dencor Energy Cost Controls, Inc. by merging into its wholly owned subsidiary Denmer Corporation. Dencor Energy Cost Controls, Inc. d/b/a Reliable Power Systems has decided to continue to use the services of its certified public accountant, A.J. Robbins P.C, as the merged entities certified public accountant.
         The auditors' report of Gelfond for the corporation's December 31, 2000 financial statements contained a going concern modification. Gelfond expressed substantial doubt regarding the Company's ability to continue as a going concern due to issues including substantial net losses, shareholders' deficit and a working capital deficiency. Gelfond's 1999 auditors report also contained a going concern modification. There were no disagreements with Gelfond on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the former accountant's satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with its report. Additionally, there were no disagreements or "reportable events" with the former accountant as described in Items 304(a)(1)(iv) and (v) of Regulation S-K for the two most recent fiscal years and the subsequent interim period through April 4, 2001.



       The Board of Directors approved the dismissal of Gelfond and the retainer of A.J. Robbins P.C.

       The registrant has authorized Gelfond to respond fully to the inquiries of the successor accountant concerning the registrant's financial statements.

Item 7.  Exhibits

Exhibit 16.1  Gelfond acknowledging termination of client auditor relationship.

Exhibit 16.2 Gelfond letter acknowledging that it agrees with the statements made by Dencor Energy Cost Controls, Inc. d/b/a Reliable Power Systems.

Exhibit 16.3 Gelfond letter acknowledging that it agrees with the statements made by Reliable Power Systems, Inc. f/k/a Dencor Energy Cost
Controls, Inc. in this 8-K/A.


SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         DENCOR ENERGY COST CONTROLS, INC.
                                         a/b/a RELIABLE POWER SYSTEMS
                                                (Registrant)


Date:    April 6, 2001                /s/ Thomas J. Wiens
                                          (Signature)

                                           Thomas J. Wiens, Chairman and CEO


                             Exhibit 16.1

April 5, 2001

VIA FAX (303-681-2117) AND MAIL

Mr. Thomas J Wiens
President
Dencor Energy Cost Controls, Inc.
1450 West Evans
Denver, Colorado 80223

This is to confirm that on April 4, 2001 we were informed that the client-Auditor relationship between Dencor Energy Cost Controls, Inc. (Commission File No. 0-9255) and Gelfond Hochstadt Pangburn, P.C. has ceased.

Yours truly,

/s/ GELFOND HOCHSSTADT PANGBURN, P.C.
    GELFOND HOCHSSTADT PANGBURN, P.C.

cc:  Office of the Chief Accountant-
      SECPS Letter File
     Mail Stop 9-5
     Securities and Exchange Commission
     450 5th Street, N.W.
     Washington, D.C. 20549
     Fax: 202-942-9656

                                Exhibit 16.2

April 6, 2001

Securities and Exchange Commission
450 5th Street, N.W.
Washington, D.C. 20549

RE: Dencor Energy Cost Controls, Inc. (Commission File No. 0-9255)

We have read the statements that we understand Dencor Energy Cost Controls, Inc. will include under Item 4 of the Form 8-K report it will file regarding the recent change of auditors. We agree with the first and second sentences of the first paragraph, the statements made in the second paragraph, and the statements made in the fourth paragraph. We have no basis to agree or disagree with the other statements made under Item 4.

Yours truly,

/s/ GELFOND HOCHSSTADT PANGBURN, P.C.
    GELFOND HOCHSSTADT PANGBURN, P.C.

cc:  Mr. Thomas J Wiens
     President
     Dencor Energy Cost Controls, Inc.
     1450 West Evans
     Denver, Colorado 80223
     Fax: 303-681-2117

                             Exhibit 16.3

April 16, 2001

Securities and Exchange Commission
450 5th Street, N.W.
Washington, D.C.  20549

RE: Reliable Power Systems, Inc., f/k/a Dencor Energy Cost Controls, Inc.
   (Commission File No. 0-9255)

We have read the statements that we understand Dencor Energy Cost Controls, Inc. will include under Item 4 of the Form 8-K/A report it will file regarding the recent change of auditors. We agree with the first and second sentences of the first paragraph, the statements made in the second paragraph, and the statements made in the fourth paragraph. We have no basis to agree or disagree with other statements made under Item 4.

Yours truly,


GELFOND HOCHSTADT PANGBURN, P.C.

cc:  Mr. Thomas J. Wiens
     Chairman and CEO
     Reliable Power Systems, Inc.
     f/k/a Dencor Energy Cost Controls, Inc.
     1450 West Evans
     Denver, Colorado  80223
     Fax 303-681-2117